SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 23,2002

MEGAPRO TOOLS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-32013	91-2037081

(State or other jurisdiction or incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Corporate Boulevard, Suite 314, Boca Raton, Florida 33431

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (561) 999-9011

5-5492 Production Boulevard, Surrey, British Columbia, Canada V3S 8P5

Former name or former address, if changed since last report)

Item 8. Change in Fiscal Year.

     On September 23, 2002, the Board of Directors of Megapro Tools, Inc. (“Megapro”) resolved to change Megapro’s fiscal year end to September 30th from December 31st. Megapro will file a Form 10-KSB with respect to the transitional period of January 1, 2002, through September 30, 2002, pursuant to the Securities Exchange Act of 1934, as amended, and Rule 13a-10 promulgated thereunder.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEGAPRO TOOLS, INC.

By: /s/ Dennis Crowley

Name: Dennis Crowley Title: Chief Executive Officer

DATED: September 24, 2002

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